UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                  May 29, 2001
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)

        Bermuda                        1-286-2                       N/A
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)

                            Perryville Corporate Park
                              Service Road East 173
                            Clinton, N.J. 08809-4000
                     (Address of Principal Executive Office)

                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.   Other Events

          On May 29, 2001, Foster Wheeler Ltd. issued a press release, a copy of which is annexed hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)       Financial Statements:

                  None.

(b)       Pro Forma Financial Information:

                  None.

(c)       Exhibits:

                    99.1 Press Release dated May 29, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FOSTER WHEELER LTD.


DATE:  May 29, 2001                       By: /s/ Thomas R. O'Brien
                                             ---------------------------------
                                             Thomas R. O'Brien
                                             General Counsel and Senior
                                               Vice President Corporate Affairs